Exhibit 10.40.3

                 THIRD AMENDMENT TO CREDIT AGREEMENT AND WAIVER


     THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND WAIVER, dated as of November 26, 2001 (this "Third Amendment"), is entered into by and among HORIZON PERSONAL COMMUNICATIONS, INC., an Ohio corporation (the "Company"), BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC, an Ohio limited liability company ("Bright") (each of the Company and Bright, individually a "Borrower" and collectively, the "Borrowers"), HORIZON PCS, INC., a Delaware corporation (the "Parent"), those Subsidiaries of the Parent listed on the signature pages hereto (together with the Parent, individually a "Guarantor" and collectively the "Guarantors"; the Guarantors, together with the Borrowers, individually a "Credit Party" and collectively the "Credit Parties"), the lenders party hereto (the "Lenders"), FIRST UNION NATIONAL BANK, as Administrative Agent (the "Administrative Agent"), WESTDEUTSCHE LANDESBANK GIROZENTRALE, as Syndication Agent and Arranger (the "Syndication Agent"), and FORTIS CAPITAL CORP., as Documentation Agent (the "Documentation Agent").

                               W I T N E S S E T H

     WHEREAS, the Borrowers, the Guarantors, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Lenders are parties to that certain Credit Agreement dated as of September 26, 2000 (as previously amended and as amended, modified, supplemented or restated from time to time, the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein);

     WHEREAS, the Credit Parties intend for the Parent to issue up to $200 million in additional debt securities (the "New Debt Issuance");

     WHEREAS, in connection with the New Debt Issuance the Credit Parties have requested certain amendments and waivers to the Credit Agreement; and

     WHEREAS, the Required Lenders have agreed to such amendments and waivers subject to the terms and conditions set forth herein.

     NOW,  THEREFORE,  IN  CONSIDERATION  of the  premises  and  other  good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                                   AMENDMENTS

     1.1 Definition of Permitted Parent Debt Documents. The definition of "Permitted Parent Debt Documents" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Permitted Parent Debt Documents" shall mean (i) that certain Indenture dated as of September 26, 2000 among the Parent, the Subsidiaries of the Parent party thereto, as guarantors and Wells Fargo Bank, a national banking association, as Trustee and those certain notes dated as of September 26, 2000 issued by the Parent in connection therewith and all other documents executed pursuant thereto, and all exchange notes issued pursuant to such indenture, in each case in form and substance satisfactory to the Lenders as of the Closing Date and as from time to time amended, restated, supplemented or otherwise modified in accordance with Section
     9.11 herein and (ii) that certain Indenture to be entered into in December 2001 and those certain notes issued in connection therewith and due as of December 2011 and all other documents executed pursuant thereto and all exchange notes issued in connection therewith and as from time to time amended, restated, supplemented or otherwise modified in accordance with
     Section 9.11 herein; provided that the Indebtedness issued pursuant to the indenture mentioned in clause (ii) above (i) shall have a market rate of interest at the time of pricing, (ii) shall not have any scheduled amortization prior to the date which is six (6) months after the Term Loan B Maturity Date and (iii) shall have terms and conditions (including with respect to covenants, guaranties and subordination provisions) and related documentation that are substantially the same as those set forth in the Indenture dated as of September 26, 2000 (but to include an Interest Escrow Account as permitted under Section 9.3(h)).

     1.2 Definition of Interest Escrow Account. Section 1.1 of the Credit Agreement is hereby amended by the addition of the following definition in the appropriate alphabetical order:

          "Interest Escrow Account" shall have the meaning set forth in Section 9.3(h).

     1.3 Stage 1 Financial Covenants. Sections 8.1(a) and (g) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

          (a) Total Debt to Total Capitalization Ratio: As of any date of determination, permit the ratio of (i) Total Debt of the Parent and its Subsidiaries on such date to (ii) Total Capitalization of the Parent and its Subsidiaries on such date to be greater than .80 to 1.0.

                                   ***********

          (g) Maximum Capital Expenditures: Permit Capital Expenditures made during each fiscal year occurring during the Stage 1 Covenant Period to exceed the corresponding amount set forth below:

           --------------------------------- ---------------------------------
                     Fiscal Year                          Amount
           --------------------------------- ---------------------------------
                         2000                          $128,900,000
           --------------------------------- ---------------------------------
                         2001                           $94,300,000
           --------------------------------- ---------------------------------
                         2002                           $72,000,000
           --------------------------------- ---------------------------------
                         2003                           $23,800,000
           --------------------------------- ---------------------------------

     ; provided, however, if any portion of the annual Capital Expenditure limitation is not used during any fiscal year referred to above, such unused amount may be carried forward (the "Carry-Forward Amount") and used in the next fiscal year only; provided, further, that with respect to any fiscal year, Capital Expenditures made during such fiscal year shall be deemed to be made first with respect to the applicable limitation for such year and then with respect to any Carry-Forward Amount to the extent applicable.

     1.4 Stage 2 Financial Covenants. Sections 8.2(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (a) Leverage Ratio: As of any fiscal quarter end during the applicable period set forth below, permit the ratio of (i) Total Debt of the Credit Parties and their Subsidiaries to (ii) the product of Consolidated EBITDA of the Credit Parties and their Subsidiaries for the six-month period ending on such fiscal quarter end multiplied by two (2) (the "Leverage Ratio") to exceed the corresponding ratio set forth below:

          ----------------------------------------------- -------------------
                              Period                             Ratio
          ----------------------------------------------- -------------------
                      June 30, 2004 through                  10.75 to 1.0
                        December 31, 2004
          ----------------------------------------------- -------------------
                      March 31, 2005 through                  8.50 to 1.0
                          June 30, 2005
          ----------------------------------------------- -------------------
                    September 30, 2005 through                6.25 to 1.0
                        December 31, 2005
          ----------------------------------------------- -------------------
                      March 31, 2006 through                  5.25 to 1.0
                          June 30, 2006
          ----------------------------------------------- -------------------
           September 30, 2006 through December 31, 2006       4.25 to 1.0
          ----------------------------------------------- -------------------
                  March 31, 2007 and thereafter               3.50 to 1.0
          ----------------------------------------------- -------------------

     1.5 Permitted Parent Debt. Section 9.1(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (b) Indebtedness of the Parent arising under the Permitted Parent Debt Documents in an original aggregate issue principal amount not to exceed $350,000,000 (such Indebtedness, the "Permitted Parent Debt");

     1.6 Limitation on Liens. Section 9.3 is hereby amended by deleting the word "and" at the end of clause (f), inserting the word "and" at the end of clause
(g) and inserting a new clause (h) as follows:

          (h) Liens on cash and Cash Equivalents in connection with an interest escrow account (the "Interest Escrow Account") securing obligations in respect of the Indebtedness referred to in the definition of Permitted Parent Debt Documents, provided that (A) such account is established at the time of the issuance of the Indebtedness referred to in clause (ii) of such definition and (B) such Liens extend only to net proceeds of such issuance deposited in such account in an amount not exceeding the amount of the initial four semi-annual interest payments on such Indebtedness, and to earnings thereon and proceeds thereof.

     1.7 Limitations on Dividends and Distributions. Section 9.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     Section 9.7 Limitations on Dividends and Distributions.

          Declare or pay any dividends upon any of its Capital Stock or other equity interests; purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its Capital Stock or other equity interests; return capital of the Borrowers to the Parent; or make any distribution of cash, property or assets among the holders of shares of its Capital Stock or make other payments or distributions to any Affiliate of any Credit Party or any of its Subsidiaries, in each case with respect to its Capital Stock or in its capacity as holder of Capital Stock; provided that (a) each Credit Party may make dividends payable solely in the same class of Capital Stock of such Person, (b) each Credit Party may make dividends or other distributions payable to the Borrowers and (c) if no Default or Event of Default has occurred and is continuing nor would occur as a result thereof
     (i) the Borrowers may make payments to the Parent to pay (A) corporate overhead or administrative costs in an aggregate amount not to exceed $150,000 during any fiscal year and (B) amounts necessary to pay liquidated damages payable by the Parent as a result of a Registration Default (as defined in the Warrant Registration Rights Agreement dated as of the Closing Date among the Parent and the initial purchasers named therein and the Note Registration Rights Agreement dated as of the Closing Date among the Parent, the subsidiary guarantors named therein and the initial purchasers named therein) such amounts not to exceed $1,000,000 in the aggregate, (ii) a Credit Party may repurchase shares of its Capital Stock pursuant to the exercise of rights of first refusal granted in connection with a proposed sale of such Capital Stock by an option-holder who has exercised stock options pursuant to an option plan approved by the board of directors of such Credit Party in an aggregate amount not to exceed $3,000,000 during any fiscal year, (iii) a Credit Party may make payments as required pursuant to the contracts set forth on Schedule 9.9 as in effect on the Closing Date and in the amounts stated on such Schedule, (iv) the Borrowers may make distributions to the Parent to make regularly scheduled payments of interest on Permitted Parent Debt; provided, however, that no such distributions shall be permitted hereunder with respect to interest obligations relating to the Indebtedness referred to in clause
     (ii) of the definition of Permitted Parent Debt Documents until the depletion in full of all amounts deposited in the Interest Escrow Account in respect of such Indebtedness, (v) the Company may dividend or distribute shares of Horizon Telcom, Inc. that it owns to the Parent and the Parent may dividend or distribute such shares of Horizon Telcom, Inc. to its shareholders and (vi) at any time prior to April 30, 2001, the Parent may redeem its Series A-1 Convertible Preferred Capital Stock in an aggregate amount not to exceed $86,000,000 pursuant to Article 4, Subpart C, Subsection F(2)(i) of the Parent's Amended and Restated Articles of Incorporation with proceeds of an initial public offering of the Parent's Capital Stock in an aggregate amount yielding proceeds of not less than $86,000,000 in the aggregate.

                                    SECTION 2

                                     WAIVER

     2.1 Waiver. The Required Lenders hereby waive the Borrowers' obligation, pursuant to Section 3.3(b)(iii) of the Credit Agreement, to prepay the Loans with Net Cash Proceeds derived from the New Debt Issuance. Except for the specific, one-time waiver set forth above, nothing set forth herein or contemplated hereby is intended to constitute a waiver of (i) any rights or remedies available to the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document or under applicable law (all of which rights and remedies are hereby expressly reserved by the Lenders and the Administrative Agent) or (ii) the Credit Parties' obligation to comply fully with any duty, term, condition, obligation or covenant contained in the Credit Agreement and the other Credit Documents.

                                    SECTION 3

                               CLOSING CONDITIONS

     3.1 Closing Conditions.

     This Third Amendment shall be effective as of the date first above written (the "Third Amendment Effective Date") at such time as the following conditions shall have been satisfied (in form and substance reasonably acceptable to the Administrative Agent):

          (a) Third Amendment. Receipt by the Administrative Agent of a copy of this Third Amendment duly executed by each of the Credit Parties and the Required Lenders.

          (b) Resolutions. Receipt by the Administrative Agent of copies of resolutions of the Board of Directors of each of the Credit Parties approving and adopting this Third Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the date hereof.

          (c) Amendment Fee. Receipt by the Administrative Agent, on behalf of each Lender that executes this Third Amendment by 5:00 pm EDT on November 26, 2001, of an amendment fee equal to the fee set forth in the fee letter dated as of the date hereof.

          (d) New Debt Issuance. This Third Amendment shall become effective (the "Amendment Effective Date") only upon the satisfaction of the following conditions prior to December 31, 2001: (i) the Administrative Agent shall have reviewed and approved in its sole discretion all of the Permitted Debt Documents relating to the New Debt Issuance (the "New Debt

     Issuance Documents"), (ii) the Parent shall have received gross cash proceeds from the New Debt Issuance of at least $150,000,000 and shall have contributed to the Borrower the entire net proceeds thereof less an amount equal to the interest obligations owing in respect of the first four semi-annual payments which shall be deposited in the Interest Escrow Account. The Administrative Agent shall have received a copy, certified by an officer of the Borrowers to be true and complete, of each New Debt Issuance Document as originally executed and delivered, together with all exhibits and schedules thereto.

          (e) Legal Opinion. Receipt by the Administrative Agent of an opinion or opinions from counsel to the Credit Parties relating to this Third Amendment and the transactions contemplated herein, in form and substance satisfactory to the Administrative Agent, addressed to the Administrative Agent on behalf of the Lenders and dated as of the date hereof.

          (f) Fees and Expenses. The Borrowers shall have paid in full all reasonable fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Third Amendment, including, without limitation, the fees and expenses of Moore & Van Allen, PLLC.

                                    SECTION 4

                                  MISCELLANEOUS

     4.1 Amended Terms. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Third Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

     4.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Third Amendment.

          (b) This Third Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Third Amendment.

          (d) The representations and warranties set forth in Article V of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

     4.3 Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Third Amendment and agree that this Third Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Documents.

     4.4 Credit Document. This Third Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

     4.5 Entirety. This Third Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

     4.6 Counterparts; Telecopy. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Third Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

     4.7 General Release. In consideration of the Required Lenders entering into this Third Amendment, the Credit Parties hereby release the Administrative Agent, the Lenders, and the Administrative Agent's and the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof.

     4.8 GOVERNING LAW. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA.

     4.9 Consent to Jurisdiction; Service of Process; Arbitration. The jurisdiction, services of process and arbitration provisions set forth in Sections 12.5 and 12.6 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

                           [Signature Pages to Follow]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.


BORROWERS:                        HORIZON PERSONAL COMMUNICATIONS, INC.


                                  By: /s/ Peter M. Holland
                                      ------------------------------------------
                                      Name:   Peter M. Holland
                                             -----------------------------------
                                      Title:  CFO
                                             -----------------------------------


                                  BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC


                                  By: /s/ Steven P. Burkhardt
                                      ------------------------------------------
                                      Name:   Steven P. Burkhardt
                                             -----------------------------------
                                      Title:  Secretary/Treasurer
                                             -----------------------------------



GUARANTORS:                       HORIZON PCS, INC.


                                  By: /s/ Peter M. Holland
                                      ------------------------------------------
                                      Name:   Peter M. Holland
                                             -----------------------------------
                                      Title:  CFO
                                             -----------------------------------

ADMINISTRATIVE AGENT/ LENDERS:    FIRST UNION NATIONAL BANK,
                                  as Administrative Agent and as a Lender


                                  By: /s/ William A. Luther
                                      ------------------------------------------
                                      Name:   William A. Luther
                                             -----------------------------------
                                      Title:  SVP
                                             -----------------------------------

LENDERS (continued):              WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK
                                  BRANCH, as Syndication Agent and Arranger and as a Lender


                                  By: /s/ Michael J. Wynne
                                      ------------------------------------------
                                      Name:   Michael J. Wynne
                                             -----------------------------------
                                      Title:  Managing Director
                                             -----------------------------------



                                  By: /s/ Peter Stevenson
                                      ------------------------------------------
                                      Name:   Peter Stevenson
                                             -----------------------------------
                                      Title:  Director
                                             -----------------------------------

LENDERS (continued):              FORTIS CAPITAL CORP.,
                                  as Documentation Agent and as a Lender


                                  By: /s/ Alan E. McLintock
                                      ------------------------------------------
                                      Name:   Alan E. McLintock
                                             -----------------------------------
                                      Title:  Managing Director
                                             -----------------------------------


                                  By: /s/ Colm Kelly
                                      ------------------------------------------
                                      Name:   Colm Kelly
                                             -----------------------------------
                                      Title:  Assistant Vice President
                                             -----------------------------------

LENDERS (continued):              COBANK, ACB


                                  By: /s/ Christopher J. Mott
                                      ------------------------------------------
                                      Name:   Christopher J. Mott
                                             -----------------------------------
                                      Title:  V.P.
                                             -----------------------------------

LENDERS (continued):              MOTOROLA CREDIT CORPORATION


                                  By:
                                      ------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------

LENDERS (continued):              NATIONAL CITY BANK


                                  By: /s/ Chris Kalmbach
                                      ------------------------------------------
                                      Name:   Chris Kalmbach
                                             -----------------------------------
                                      Title:  Senior Vice President
                                             -----------------------------------

LENDERS (continued):              BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                  By: /s/ Michael J. Wiskind
                                      ------------------------------------------
                                      Name:   Michael J. Wiskind
                                             -----------------------------------
                                      Title:  Vice President
                                             -----------------------------------

LENDERS (continued):              CIT LENDING SERVICES CORPORATION


                                  By: /s/ Michael V. Monahan
                                      ------------------------------------------
                                      Name:   Michael V. Monahan
                                             -----------------------------------
                                      Title:  Vice President
                                             -----------------------------------

LENDERS (continued):              IBM CREDIT CORPORATION


                                  By: /s/ Thomas S. Curcio
                                      ------------------------------------------
                                      Name:   Thomas S. Curcio
                                             -----------------------------------
                                      Title:   Manager of Credit
                                             -----------------------------------





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